UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2017

NEXPOINT MULTIFAMILY CAPITAL TRUST, INC.

(Exact Name Of Registrant As Specified In Charter)

Maryland	333-200221	46-4106316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 628-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

Fourth Amendment to Revolving Credit Agreement

On October 3, 2017, NexPoint Multifamily Operating Partnership, L.P. (the “OP”), the wholly-owned operating partnership of NexPoint Multifamily Capital Trust, Inc. (the “Company”), and Highland Capital Management, L.P. (together with the OP, the “Borrowers”) and KeyBank National Association entered into an amendment (the “Fourth Amendment”) to the revolving credit agreement, dated April 7, 2016, as amended (the “Key Revolver”) to extend the maturity date of the Key Revolver to October 16, 2017.

The foregoing summary of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment, a copy of which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 5, 2017, the Company held a special meeting of stockholders (the “Special Meeting”). The Company’s stockholders approved the Company’s 2017 Long-Term Incentive Plan (“2017 LTIP”) to revise the effective date of the 2017 LTIP. The number of shares of common stock entitled to vote at the Special Meeting was 1,130,332, representing the number of Class A shares of common stock outstanding as of September 21, 2017, the record date for the Special Meeting.

The results of each matter voted on were as follows:

1.	Approval of the 2017 LTIP. This proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,096,014	2,778	568	—

96.96% shares of common stock entitled to vote voted “For” the proposal.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Fourth Amendment to Revolving Credit Agreement, by and among Highland Capital Management, L.P. and NexPoint Multifamily Operating Partnership, L.P. as Borrowers and KeyBank, National Association as Lender and Administrative Agent, dated October 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT MULTIFAMILY CAPITAL TRUST, INC.

By:	/s/ Brian Mitts
Name: Brian Mitts
Title: Chief Financial Officer, Executive VP-Finance and Treasurer

Date: October 6, 2017